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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the reference to our firm under the captions "Experts" and "Summary Combined Financial Information" and to the use of our report dated June 4, 1996, in the Registration Statement, Amendment No. 1 (Form SB-2 No. 333-16109) and related Prospectus of Peach Auto Painting and Collision, Inc.
for the registration of 1,500,000 shares of its common stock.


                                         (Signature appears here)
                                         ERNST & YOUNG LLP


Raleigh, North Carolina
January 3, 1997

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